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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 22, 2009

                            UNITED COMMUNITY BANCORP
                            ------------------------
             (Exact name of registrant as specified in its charter)

         UNITED STATES                    0-51800               36-4587081
         -------------                    -------               ----------
(State or other jurisdiction of          (Commission           (IRS Employer
 incorporation or organization)          File Number)        Identification No.)


92 WALNUT STREET, LAWRENCEBURG, INDIANA                           47025
---------------------------------------                           -----
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (812) 537-4822
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

         On January 23, 2009, United Community Bancorp (the "Company") announced its unaudited financial results for the three and six months ended December 31, 2008. For more information, reference is made to the Company's press release dated January 23, 2009, a copy of which is attached to this Report as Exhibit
99.1 and is furnished herewith.

ITEM 8.01     OTHER EVENTS
              ------------

         On January 22, 2009, the Board of Directors of the Company declared a cash dividend on the Company's outstanding shares of stock. The dividend of $0.09 per share will be paid on or about February 27, 2009 to stockholders of record on February 9, 2009.

         A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

         (d)  Exhibits

              Number           Description
              ------           -----------

              99.1             Press Release dated January 23, 2009
              99.2             Press Release dated January 22, 2009



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNITED COMMUNITY BANCORP
                                      ------------------------
                                      (Registrant)


Date: January 23, 2009                By: /s/ William F. Ritzmann
                                          --------------------------------------
                                          William F. Ritzmann
                                          President and Chief Executive Officer